UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2014 Estimated average burden hours per response. . . 5.0
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2014

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On January 15, 2014, TriMas Corporation (the “Corporation”) hosted an Analyst Day at its Monogram Aerospace Fasteners business located at 3423 S. Garfield Avenue in Los Angeles, California. The presentation will be available on the Corporation’s website at www.trimascorp.com under the Investor Relations section. A copy of the presentation is attached hereto as Exhibit 99.1.
The information furnished pursuant to this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933, as amended or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	TriMas' Aerospace Business Investor & Analyst Day - January 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	January 15, 2014	By:	/s/ David M. Wathen
		Name:	David M. Wathen
		Title:	Chief Executive Officer